UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2005
Intervoice, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-15045	75-1927578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (972) 454-8000
Not applicable
(Former name or former address, if changed since last report)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm
Financial Statements
Unaudited Condensed Financial Statements
Unaudited Pro Forma Combined Condensed Financial Information

     On January 3, 2006, Intervoice, Inc. (“Intervoice” or the “Company”) filed a report on Form 8-K to report the completion of its acquisition of Edify Corporation, a leading global supplier of interactive voice response solutions, from S1 Corporation. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, Intervoice stated that it intended to file the required financial statements and pro forma financial information within the time period permitted by Item 9.01. By this amendment to such Form 8-K, Intervoice is providing the required financial statements and pro forma financial information.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.
(1)	The historical financial statements of Edify Business Unit (a wholly owned business unit of S1 Corporation) as of December 31, 2004 and for the year then ended are being filed as Exhibit 99.1 to this Form 8-K (and are included herein).

(2)	The unaudited condensed balance sheet of Edify Business Unit (a wholly owned business unit of S1 Corporation) as of September 30, 2005 and the unaudited condensed statements of operations and cash flows for the nine months ended September 30, 2005 and 2004 are being filed as Exhibit 99.2 to this Form 8-K (and are included herein).
(b)	Pro Forma Financial Information.
          The unaudited pro forma combined condensed balance sheet of Intervoice, Inc. as of November 30, 2005 and the unaudited pro forma combined condensed statements of operations of Intervoice, Inc. for the year ended February 28, 2005 and the nine months ended November 30, 2005 giving effect to the acquisition as a purchase of Edify by Intervoice are being filed as Exhibit 99.3 to this Form 8-K (and are included herein).
(c)	Exhibits.

Exhibit
Number	Exhibit Title
2.1	Agreement and Plan of Merger dated November 18, 2005 by and among S1 Corporation, Edify Corporation, Edify Holding Company, Inc., Intervoice, Inc. and Arrowhead I, Inc. (attached as Exhibit 2.1 to Intervoice’s Report on Form 8-K dated December 30, 2005 and filed on January 3, 2006, and incorporated herein by reference).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Financial statements of Edify Business Unit (a wholly owned business unit of S1 Corporation) as of December 31, 2004 and for the year then ended.

99.2	Unaudited condensed balance sheet of Edify Business Unit (a wholly owned business unit of S1 Corporation) as of September 30, 2005 and unaudited condensed statements of operations and cash flows for the nine months ended September 30, 2005 and 2004.

99.3	Unaudited pro forma combined condensed balance sheet of Intervoice, Inc. as of November 30, 2005 and unaudited pro forma combined condensed statements of operations of Intervoice, Inc. for the year ended February 28, 2005 and the nine months ended November 30, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Mark C. Falkenberg
Mark C. Falkenberg
Chief Accounting Officer

Date: March 15, 2006

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
2.1	Agreement and Plan of Merger dated November 18, 2005 by and among S1 Corporation, Edify Corporation, Edify Holding Company, Inc., Intervoice, Inc. and Arrowhead I, Inc. (attached as Exhibit 2.1 to Intervoice’s Report on Form 8-K dated December 30, 2005 and filed on January 3, 2006, and incorporated herein by reference).

23.1	Consent of Independent Registered Pubic Accounting Firm.

99.1	Financial statements of Edify Business Unit (a wholly owned business unit of S1 Corporation) as of December 31, 2004 and for the year then ended.

99.2	Unaudited condensed balance sheet of Edify Business Unit (a wholly owned business unit of S1 Corporation) as of September 30, 2005 and unaudited condensed statements of operations and cash flows for the nine months ended September 30, 2005 and 2004.

99.3	Unaudited pro forma combined condensed balance sheet of Intervoice, Inc. as of November 30, 2005 and unaudited pro forma combined condensed statements of operations of Intervoice, Inc. for the year ended February 28, 2005 and the nine months ended November 30, 2005.